Exhibit 10.6

旭星物業代理公司
Brilliant Property Agency Company

正式租約

林小姐 聯絡電話 : 9188 1989

Co Licence : E117701-A000

Workshop A36 1/F Unify Commercial Ind Bldg

No 31 Tai Yip Street Ngau Tau Kok Kln

正式租約

此合約由業主及租客（雙方資料詳列於附表二）於 2024 年 11 月 22 日 訂立。

業主及租客雙方以詳列於附表二的租期及租金分別租出及租入詳列於附表二的物業，並同意遵守及履行下列條款 ：

1　租客須在租期內每個月第 1 天上期繳付指定的租金予業主。
倘租客於應繳租金之日的 7 天內仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2　租客在沒有業主書面同意前，不得對該物業添加 任何物料 / 裝置，任何改動及或加建，租客退租時須以原狀交回單位。

3　租客不得轉讓、轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權讓予任何其他人等。
此租約權益將為租客個人擁有。

4　租客須遵守香港特別行政區政府一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。
租客亦不可違反屬於該物業地段內的官批地契上的任何制約性條款，租客不得在單位內吸煙、喧嘩、聚賭 等等，若因此而引致嘈音被管業處投訴未有改善者，則作為租客違約論，業主有權沒收租客按金，租客須於 7 天內遷出並須交吉交回單位給業主。

5　租客須在租約期內清繳一切有關該物業的單位電費 及 公共電費（ 以單位面積佔總面積份數比例計算 ）（ 電收費跟 中電收費，並無附加費 ），租客須於收到繳費通知單，租客須於收到繳費通知單後 7 天內繳付。

6　租客須在租約期內保持物業內部的維修狀態良好（自然損耗及因固有的缺陷所產生的損壞除外），租客不可鑽牆，不可塗污牆紙並須於租約期滿或終止時將物業在同樣的維修及清潔狀態下交吉交回業主（ 租客退租交回單位時如有不潔，則業主有權可在按金內扣除清潔費用 ）。

7　若租客按時清繳租金和雜費 及 沒有干犯此合約內任何條款，則業主不得在租約內干擾租客享用該物業 。

8 業主須保養及適當維修該物業內各主要結構部分（包括主要的排污渠、喉管和電線）。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

9 租客須交予業主按金（金額如附表所列二）作為保証租客遵守及履行此租約上租客所需遵守及履行的條款的按金。

若租客在租期內並無干犯此合約內任何條款，則業主須於收回該交吉物業後 5 天內無息退還該按金予租客。

但若租客拖欠根據此合約需要支付的租金及/或其他款項超過 7 天（無論有否以法律行動追討）或若租客違反此合約內任何條款，業主可合法收回該物業而此租約將立刻被終止，業主可從按金內扣除因租客違約而令業主所受的損失，而此項權利將不會影響業主因租客違約而可採取的其他合法行動的權利。

按金不能作為抵銷租金之用。

10 租客須自行投保 風災、水、火、意外、財物、第三者責任保險等等，如有任何損失業主一概不須負責。

11 業主負責繳付有關物業的物業稅。

12 業主及租客各負責屬此合約一式兩份的厘印費一半費用。

Hou Y.M.L.

附表一

1 用途

租客除將該物業作 工業 用途外，不可將該物業或其任何部分作其他用途。

2 免租期

租客可享有 9 天 免租期（由 2024 年 11 月 22 日 至 2024 年 11 月 30 日）（包括首尾兩天）但租客仍需負責繳付免租期內一切水電費等支出。

3 退租權

儘管與前文不符，業主與租客可給予對方不少於 1 個月的書面通知或 1 個月租金作代通知金提早解除此租約，唯此租約的終止日期不得早於由租期開始日計（12）個月（即租客最少要租用該物業 12 個月）。

4 各類鎖匙

租客接收業主所交來屬該物業的 信箱鎖匙 1 條 及 殘廁鎖匙 1 條。

5 遺失 / 破損 的賠償

租客如有遺失：信箱鎖匙每條須賠償 $50 及 殘廁鎖匙 每條須賠償 $50。

6 設備使用權

租約期內業主提供單位的 全屋燈盤、冷氣機 1 部 及 冷氣機遙控 1 部 的使用權給租客使用，如屬自然損耗若須維修保養一概由業主負責。

7 交租 及 交水電費

租客須將 租金 及 電費 存入業主委託人 Lei Cheong Hou 中國銀行 的戶口號碼： 012 351 1 021394 9 入賬後請 whatsapp 過數記錄以作確認。

Hou Y.M.L.

附表二

物業	:	Workshop 12 Lofter Grand on 3/F Lanton Ind Bldg No 99 Wai Yip Street Kowloon
業主	:	Lei Lai Wan 澳門身份證號碼 : 5065390 (6)
業主	:	Lei Pou Wan 澳門身份證號碼 : 5094033 (7)
電話	:	6656 3189 (Mr Lei)
租客	:	Yau Ming Lam 香港身份證號碼 : Y 393689 (7)
電話	:	6731 4685
租期	:	由 2024 年 12 月 1 日 至 2026 年 11 月 30 日 (包括首尾兩天)
租金	:	每月為港幣 $ 2,400 (業主負責支付管理費，差餉 及 地租)
按金	:	港幣 $ 5,800 (2 個月按金 加 $ 1,000 電按金)
預繳上期	:	業主已收到租客交來預繳 1 個月租金上期 $ 2,400 (即由 2024 年 12 月 1 日 至 2024 年 12 月 31 日)

業主簽署確認及接受這合約內
所有條款的約束

業主委託人： Lei Cheong Hou
香港身份證號碼： M 444169 (4)

租客簽署確認及接受這合約內
所有條款的約束

租客： Yau Ming Lam
香港身份證號碼： Y 393689 (7)